                                 EXHIBIT 10.21

                               XYLAN CORPORATION

                        1998 EMPLOYEE STOCK OPTION PLAN


     1.  Purposes of the Plan.  The purposes of this 1998 Employee Stock Option
         --------------------
Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business. Options granted hereunder shall be Nonstatutory Stock Options.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

          (a) "Administrator" shall mean the Board or any of its Committees
               -------------
appointed pursuant to Section 4 of the Plan.

          (b) "Board" shall mean the Board of Directors of the Company.
               -----

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

          (d) "Committee" shall mean the Committee appointed by the Board of
               ---------
Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed. The Committee members shall not be required to be Board members.

          (e) "Common Stock" shall mean the Common Stock of the Company.
               ------------

          (f) "Company" shall mean Xylan Corporation, a California corporation.
               -------

          (g) "Consultant" shall mean any person who is engaged by the Company
               ----------
or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, excluding any Officers, Named Executives and Directors.

          (h) "Continuous Status as an Employee or Consultant" shall mean the
               ----------------------------------------------
absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (i) "Director" shall mean a member of the Board.
               --------

          (j) "Employee" shall mean any person who is employed by the Company or
               --------
any Parent or Subsidiary of the Company, excluding any Officer, Named Executive and Director.

          (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
               ------------
amended.

          (l) "Fair Market Value" shall mean, as of any date, the
               -----------------
value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source
                                    -----------------------
as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (m) "Named Executive" shall mean any individual who, on the last day
               ---------------
of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (n) "Nonstatutory Stock Option" shall mean an Option not intended to
               -------------------------
qualify as an Incentive Stock Option, as designated in the applicable option agreement. "Incentive Stock Option" shall mean an Option intended to qualify as
            ----------------------
an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable option agreement.

          (o) "Officer" shall mean a person who is an officer of the Company
               -------
within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (p) "Option" shall mean a stock option granted pursuant to the Plan.
               ------

          (q) "Optioned Stock" shall mean the Common Stock subject to an Option.
               --------------

          (r) "Optionee" shall mean an Employee or Consultant who receives an
               --------
Option.

          (s) "Parent" shall mean a "parent corporation," whether now or
               ------
hereafter existing, as defined in Section 424(e) of the Code.

          (t) "Plan" shall mean this 1998 Employee Stock Option Plan.
               ----

          (u) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange
               ----------
Act as the same may be amended from time to time, or any successor provision.

          (v) "Share" shall mean a share of the Common Stock, as adjusted in
               -----
accordance with Section 11 of the Plan.

          (w) "Subsidiary" shall mean a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 11 of
         -------------------------
the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 1,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.


     4.  Administration of the Plan.
         ---------------------------

          (a) Composition of Administrator.  The Plan shall be administered by
              ----------------------------
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of nonstatutory stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"). If a Committee has been appointed pursuant to this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (b) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan, and in the case of a Committee, the specific duties delegated by, or limitations of authority imposed by, the Board to or on such Committee, the Administrator shall have the authority, in its discretion:

          (i) to grant Options under the Plan;

          (ii) to determine, upon review of relevant information and in accordance with Section 2(l) of the Plan, the fair market value of the Common Stock;

          (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan;

          (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option;

          (v) to interpret the Plan;

          (vi) to approve forms of agreement for use under the Plan;

          (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

          (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;

          (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

          (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Administrator; and

          (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c) Effect of Administrator's Decision.  All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5.  Eligibility.
         -----------

          (a) Options may be granted only to Employees and Consultants. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) Each Option shall be designated in the written option agreement as a Nonstatutory Stock Option.

          (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     6.  Term of Plan.  The Plan shall become on January 13, 1998 and it shall
         ------------
continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

     7.  Term of Option. The term of each Nonstatutory Stock Option shall be ten
         --------------
(10) years from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement.

     8.  Exercise Price and Consideration.
         --------------------------------

          (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of such methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted under Sections 408 and 409 of the California General Corporation Law. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California General Corporation Law).

     9.   Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Shareholder.  Any Option
              -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as an Employee or Consultant.  In the event
              --------------------------------------------------
of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding six (6) months, as is determined by the Administrator) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee.  Notwithstanding the provisions of Section
              ----------------------
9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.  In the event of the death of an Optionee:
              -----------------

              (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time not exceeding six (6) months as is determined by the Administrator) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death; or

              (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10.  Non-Transferability of Options.  The Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 10.

     11.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a)  Adjustments.  Subject to any required action by the shareholders
               -----------
of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Corporate Transactions.  In the event of the proposed dissolution
              ----------------------
or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may amend or terminate the
              -------------------------
Plan from time to time in such respects as the Board may deem advisable

          (b) Effect of Amendment or Termination.  Any such amendment or
              ----------------------------------
termination of the Plan shall not adversely affect Options already granted (except to the extent contemplated by such Options) and such Options shall remain in full force and effect, unless mutually agreed otherwise between the Optionee and the Board (or other body then administering the Plan), which agreement must be in writing and signed by the Optionee and the Company.

     14.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  Option Agreement.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Administrator shall approve.

     17.  Information to Optionees.  The Company shall provide to each Optionee
          ------------------------
upon request, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

     18.  Withholding Taxes.  As a condition to the exercise of Options granted
          -----------------
hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

     19.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
          --------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, or (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than the amount required to be withheld, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

          (c) all elections shall be subject to the consent or disapproval of the Administrator.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

                                  EXHIBIT 10.21

                               XYLAN CORPORATION

                        1998 EMPLOYEE STOCK OPTION PLAN

                   NOTICE OF NONSTATUTORY STOCK OPTION GRANT


Optionee's Name and Address:

Name of Optionee
_______________________

_______________________


     You have been granted a nonstatutory stock option to purchase Common Stock of Xylan Corporation, (the "Company") as follows:

  Date of Grant:                                 Date of Grant

  Option Price Per Share:                 $ Exercise Price

  Total Number of Shares Granted:         No Shares

  Total Price of Shares Granted:          $ Total Exercise Price

  Term/Expiration Date:                   Expiration Date

  Vesting Commencement Date:              VCD

  Vesting Schedule:                       ___% of the shares shall vest at the
                                          end of _________ after the Vesting
                                          Commencement Date and _____ of the
                                          remainder per month thereafter

  Termination Period:                     This Option may be exercised for a
                                          period of thirty (30) days after
                                          termination of employment or
                                          consulting relationship except as set
                                          out in Sections 7 and 8 of the Stock
                                          Option Agreement (but in no event
                                          later than the Expiration Date).

  By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1998 Employee Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.


OPTIONEE:                              XYLAN CORPORATION


______________________________         By: ___________________________
Signature


______________________________         Title: ________________________
Print Name

                                 EXHIBIT 10.21

                               XYLAN CORPORATION

                      NONSTATUTORY STOCK OPTION AGREEMENT


1.  Grant of Option.  Xylan Corporation, a California corporation (the
    ---------------
"Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1998 Employee Stock Option Plan (the "Plan") adopted by the Company, which is incorporated in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

          This Option is intended to be a nonstatutory stock option.

     2.  Exercise of Option.  This Option shall be exercisable during its term
         ------------------
in accordance with the Exercise Schedule set out in the Notice of Grant and with the provisions of Sections 8 and 9 of the Plan as follows:

            (i)  Right to Exercise.

          (a) This Option may not be exercised for a fraction of a share.

          (b) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in Section 2(i)(c) and (d).

          (c) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

            (ii)  Method of Exercise.

          (a) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

          (b) As a condition to the exercise of this Option, the Optionee agrees to make adequate provision for federal, state or other tax withholding obligations which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

          (c) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

          (d) In connection with a public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

     3.  Optionee's Representations.  In the event the Shares purchasable
         --------------------------
pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

     4.  Method of Payment.  Payment of the Exercise Price shall be by any of
         -----------------
the following, or a combination of the following, at the election of the
Optionee: (i) cash; (ii) check; (iii) surrender of other shares of Common Stock of the Company which (a) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or (iv) if there is a public market for the Shares and they are registered under the Securities Act of 1933, as amended, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

     5.  Restrictions on Exercise.  This Option may not be exercised until such
         ------------------------
time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6.  Termination of Relationship.  In the event of termination of Optionee's
         ---------------------------
Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Grant, the Option shall terminate.

     7.  Disability of Optionee.  Notwithstanding the provisions of Section 6
         ----------------------
above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

     8.  Death of Optionee.  In the event of the death of Optionee:
         -----------------

          (i) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months after the date of death; or

          (ii) within thirty (30) days after the termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     9.  Non-Transferability of Option.  This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution.
The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by the Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     10.  Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     11.  No Additional Employment Rights.  Optionee understands and agrees that
          -------------------------------
the vesting of Shares pursuant to the Exercise Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     12.  Tax Consequences.  Set forth below is a brief summary as of the date
          ----------------
of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (i) Exercise of Nonstatutory Stock Option.  Optionee may incur a
              -------------------------------------
regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (ii) Disposition of Shares.  Gain realized on disposition of the
               ---------------------
Shares will be treated as long-term or short-term capital gain for federal income tax purposes depending on whether or not the disposition occurs more than one year after the exercise date.

     13.  Signature.  This Stock Option Agreement shall be deemed executed by
          ---------
the Company and the Optionee upon execution by such parties of the Notice of Grant attached to this Stock Option Agreement.

                                   EXHIBIT A
                                   ---------

                               NOTICE OF EXERCISE


To:       Xylan Corporation
Attn:     Chief Financial Officer
Subject:  Notice of Intention to Exercise Nonstatutory Stock Option
          ---------------------------------------------------------

     This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase __________ shares of Xylan Corporation Common Stock, under and pursuant to the Company's 1998 Employee Stock Option Plan, as amended, and the Stock Option Agreement dated _______________, as follows:

     Grant Number:         ________________________________

     Number of Shares:     ________________________________

     Date of Purchase:     ________________________________

     Purchase Price:       ________________________________

     Social Security No.:  ________________________________

     The shares should be issued as follows:

          Name:    ________________________________

          Address: ________________________________

                   ________________________________

                   ________________________________

     Optionee agrees to make adequate provision for federal, state or other tax withholding obligations which arise upon the exercise of this Option, whether by withholding, direct payment to the Company, or otherwise.



                                         Signed: ____________________________

                                         Date:   ____________________________